NORWOOD [LOGO]
--------------------------------------------------------------------------------
FINANCIAL CORP.   717 Main Street o Honesdale, Pennsylvania 18431 o 570-253-1455


FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
                          ANNOUNCES INCREASED EARNINGS
                          ----------------------------

April 22, 2005-Honesdale, PA

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced earnings for the three months ended March 31, 2005 of $1,243,000 which represents an increase of 3.6% over the $1,200,000 earned in the similar period of 2004. Earnings per share, on a fully diluted basis were $.46 per share in 2005, compared to $.45 earned for the similar period in 2004. The return on assets for the current quarter was 1.24% with a return on equity of 10.96%.

         Total assets as of March 31, 2005 were $413.2 million, with loans receivable of $266.0 million, deposits of $316.9 million and stockholders' equity of $45.6 million. Total assets have increased $29.3 million, or 7.6%, when compared to March 31, 2004.

         Loans receivable increased $32.4 million, or 13.9%, from March 31, 2004 to March 31, 2005. The growth was principally due to strong commercial real estate activity and residential real estate, primarily home equity lending. The Company continues to focus on real estate lending through its branch network and commercial lenders. The real estate activity offset the on-going planned decline in indirect automobile lending.


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

         The Company's asset quality ratios remain excellent. As of March 31, 2005 non-performing loans totaled $92,000, or .03% of total loans. The Company reduced the provision for loan losses to $100,000 for the three months ended March 31, 2005 compared to $125,000 for the three months ended March 31, 2004. This was as a result of a lower level of net charge-offs, $25,000 in the current period, which is .04% of average loans (annualized), declining from $90,000, or ..16% of average loans (annualized) in the 2004 period. The allowance for loan losses represented 1.32% of total loans as of March 31, 2005.

         Net interest income on a fully taxable equivalent basis (fte) totaled $3,730,000 for the three months ended March 31, 2005, an increase of $141,000, or 3.9%, over the similar period in 2004. The net interest margin (fte) for the current period was 3.86%, compared to 3.95% for the period in 2004. Short-term rates have increased much faster than long-term rates over the past twelve months. As a result, interest rates on fixed residential real estate lending have remained relatively flat while funding costs have increased causing pressure on the net interest margin. This was partially offset by the increase in yields on floating rate loans and growth in the balance sheet.

         Other income, excluding gains on sales of securities, for the three months ended March 31, 2005 was $843,000 compared to $761,000 in the similar period of 2004. The increase was principally due to the many customers using the new Overdraft Manager Service. Gains on sales of securities were lower for the period in 2005 at $77,000 compared to $178,000 for the similar period in 2004. Other expenses for the

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

three months ended March 31, 2005 totaled $2,651,000, which was an increase of $56,000 or 2.2% over the period in 2004. The three months ended March 31, 2004 included $90,000 of expenses related to losses in the lease portfolio, with no such expense in 2005, as the Company liquidated its final leased vehicles in 2004.

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq National Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. Norwood Financial Corp does undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact: Lewis J. Critelli
         Executive Vice President &
         Chief Financial Officer
         NORWOOD FINANCIAL CORP
         570-253-1455
         www.waynebank.com

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

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
 (unaudited)

                                                                                 March 31
                                                                          ----------------------
                                                                             2005         2004
                                                                          ---------    ---------
ASSETS
  Cash and due from banks                                                 $   7,186    $   8,272
  Interest bearing deposits with banks                                           29          186
  Federal funds sold                                                             --        6,375
                                                                          ---------    ---------
         Cash and cash equivalents                                            7,215       14,833

  Securities available for sale                                             119,490      116,431
  Securities held to maturity, fair value 2005: $ 5,229 2004: $ 6,014         5,103        5,750
  Loans receivable (net of unearned Income)                                 266,032      233,587
  Less: Allowance for loan losses                                             3,523        3,302
                                                                          ---------    ---------
         Net loans receivable                                               262,509      230,285
  Investment in FHLB Stock                                                    2,477        1,834
  Bank premises and equipment,net                                             5,475        5,556
  Accrued interest receivable                                                 1,800        1,724
  Other assets                                                                9,119        7,481
                                                                          ---------    ---------
         TOTAL ASSETS                                                     $ 413,188    $ 383,894
                                                                          =========    =========

LIABILITIES
  Deposits:
    Non-interest bearing demand                                           $  46,774    $  40,645
    Interest-bearing                                                        270,174      264,795
                                                                          ---------    ---------
         Total deposits                                                     316,948      305,440
  Short-term borrowings                                                      24,956        9,076
  Long-term debt                                                             23,000       23,000
  Accrued interest payable                                                    1,188        1,216
  Other liabilities                                                           1,501        1,116
                                                                          ---------    ---------
         TOTAL LIABILITIES                                                  367,593      339,848

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued: 2,705,715 shares                                             270          270
  Surplus                                                                     5,421        5,001
  Retained earnings                                                          40,984       37,790
  Treasury stock, at cost: 2005: 7,872 shares, 2004: 19,247 shares             (157)        (310)
  Unearned ESOP Shares                                                         (299)        (500)
  Accumulated other comprehensive income                                       (624)       1,795
                                                                          ---------    ---------
         TOTAL STOCKHOLDERS' EQUITY                                          45,595       44,046
                                                                          ---------    ---------
         TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY                                       $ 413,188    $ 383,894
                                                                          =========    =========

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

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)


                                                Three Months Ended March 31
                                                ---------------------------
                                                        2005     2004
                                                      ------   ------
INTEREST INCOME
    Loans receivable, including fees                  $3,920   $3,552
    Securities                                         1,041    1,130
    Other                                                 12        7
                                                      ------   ------
         Total Interest income                         4,973    4,689

INTEREST EXPENSE
    Deposits                                             987      908
    Short-term borrowings                                 99       28
    Long-term debt                                       317      320
                                                      ------   ------
         Total Interest expense                        1,403    1,256
                                                      ------   ------
NET INTEREST INCOME                                    3,570    3,433
PROVISION FOR LOAN LOSSES                                100      125
                                                      ------   ------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES    3,470    3,308

OTHER INCOME
    Service charges and fees                             579      441
    Income from fiduciary activities                      84       86
    Net realized gains on sales of securities             77      178
    Gains on sale of loans                                40       57
    Other                                                140      177
                                                      ------   ------
         Total other income                              920      939

OTHER EXPENSES
    Salaries and  employee benefits                    1,387    1,302
    Occupancy, furniture and equipment                   384      352
    Data processing related                              160      146
    Losses on lease residuals                             --       90
    Taxes, other than income                              98       91
    Professional Fees                                    109       85
    Other                                                513      529
                                                      ------   ------
         Total other expenses                          2,651    2,595

INCOME BEFORE TAX                                      1,739    1,652
INCOME TAX EXPENSE                                       496      452
                                                      ------   ------
NET INCOME                                            $1,243   $1,200
                                                      ======   ======

Basic earnings per share                              $ 0.47   $ 0.46
                                                      ======   ======

Diluted earnings per share                            $ 0.46   $ 0.45
                                                      ======   ======

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

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)



Three Months Ended March 31                                 2005       2004
---------------------------                              ---------  ---------

Net interest income                                      $   3,570  $   3,433
Net income                                                   1,243      1,200

Net interest spread (fully taxable equivalent)                3.52%      3.65%
Net interest margin (fully taxable equivalent)                3.86%      3.95%
Return on average assets                                      1.24%      1.26%
Return on average equity                                     10.96%     11.08%
Basic  earnings per share                                $    0.47  $    0.46
Diluted earnings per share                                    0.46       0.45

As of March 31
--------------

Total Assets                                             $ 413,188  $ 383,894
Total Loans receivable                                     266,032    233,587
Allowance for loan  losses                                   3,523      3,302
Total deposits                                             316,948    305,440
Stockholders' equity                                        45,595     44,046
Trust Assets  under management                              80,555     77,208

Book value per share                                     $   16.90  $   16.40
Equity to total assets                                       11.03%     11.47%
Allowance to total loans receivable                           1.32%      1.41%
Nonperforming loans to total loans                            0.03%      0.03%


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

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                               31-Mar     31-Dec     30-Sep     30-Jun     31-Mar
                                                2005       2004       2004       2004       2004
                                              --------   --------   --------   --------   --------
ASSETS
   Cash and due from banks                    $  7,186   $  7,488   $ 10,290   $  9,651   $  8,272
   Interest bearing deposits with banks             29        118        101         83        186
   Federal funds sold                               --     13,060        610      7,875      6,375
                                              --------   --------   --------   --------   --------
         Cash and cash equivalents               7,215     20,666     11,001     17,609     14,833

   Securities available for sale               119,490    116,933    111,100    116,484    116,431
   Securities held to maturity                   5,103      5,724      5,720      5,718      5,750
   Loans receivable (net of unearned Income)   266,032    254,757    256,919    246,220    233,587
   Less: Allowance for loan losses               3,523      3,448      3,418      3,362      3,302
                                              --------   --------   --------   --------   --------
         Net loans receivable                  262,509    251,309    253,501    242,858    230,285
   Investment in FHLB stock                      2,477      2,225      2,183      1,976      1,834
   Bank premises and equipment, net              5,475      5,489      5,602      5,559      5,556
   Foreclosed real estate                           --         --         --         --         22
   Other assets                                 10,919      9,280      9,466      9,719      9,183
                                              --------   --------   --------   --------   --------
         TOTAL ASSETS                         $413,188   $411,626   $398,573   $399,923   $383,894
                                              ========   ========   ========   ========   ========

LIABILITIES
   Deposits:
     Non-interest bearing demand              $ 46,774   $ 44,450   $ 51,752   $ 50,592   $ 40,645
     Interest- bearing deposits                270,174    274,195    266,193    267,407    264,795
                                              --------   --------   --------   --------   --------
         Total deposits                        316,948    318,645    317,945    317,999    305,440
   Other borrowings                             47,956     45,982     34,194     38,040     32,076
   Other liabilities                             2,689      1,314      1,644      1,106      2,332
                                              --------   --------   --------   --------   --------
         TOTAL LIABILITIES                     367,593    365,941    353,783    357,145    339,848

STOCKHOLDERS' EQUITY                            45,595     45,685     44,790     42,778     44,046
                                              --------   --------   --------   --------   --------
         TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY           $413,188   $411,626   $398,573   $399,923   $383,894
                                              ========   ========   ========   ========   ========

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

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)


                                                31-Mar    31-Dec    30-Sep    30-Jun     31-Mar
Three months ended                               2005      2004      2004      2004       2004
                                                ------    ------    ------    ------    ------
INTEREST INCOME
    Loans receivable, including fees            $3,920    $3,908    $3,770    $3,564    $3,552
    Securities                                   1,041       987     1,004     1,021     1,130
    Other                                           12        45         8        10         7
                                                ------    ------    ------    ------    ------
        Total Interest income                    4,973     4,940     4,782     4,595     4,689

INTEREST EXPENSE
    Deposits                                       987       927       858       862       908
    Borrowings                                     416       372       366       353       348
                                                ------    ------    ------    ------    ------
        Total Interest expense                   1,403     1,299     1,224     1,215     1,256

NET INTEREST INCOME                              3,570     3,641     3,558     3,380     3,433
PROVISION FOR LOAN LOSSES                          100        65       100       165       125
                                                ------    ------    ------    ------    ------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                             3,470     3,576     3,458     3,215     3,308

OTHER INCOME
    Service charges and fees                       579       633       575       473       441
    Income from fiduciary activities                84        63        83        69        86
    Net realized gains on sales of securities       77       145        51        84       178
    Gains on sale of loans                          40         4         1         5        57
    Other                                          140       129       161       131       177
                                                ------    ------    ------    ------    ------
        Total other income                         920       974       871       762       939

OTHER EXPENSES
    Salaries and  employee benefits              1,387     1,293     1,276     1,262     1,302
    Occupancy, furniture and equipment, net        384       330       335       338       352
    Losses on lease residuals                       --        --        --        --        90
    Other                                          880       919       898       844       851
                                                ------    ------    ------    ------    ------
        Total other expenses                     2,651     2,542     2,509     2,444     2,595

INCOME BEFORE TAX                                1,739     2,008     1,820     1,533     1,652
INCOME TAX EXPENSE                                 496       645       500       406       452
                                                ------    ------    ------    ------    ------
NET INCOME                                      $1,243    $1,363    $1,320    $1,127    $1,200
                                                ======    ======    ======    ======    ======

Basic  earnings per share                       $ 0.47    $ 0.51    $ 0.50    $ 0.43    $ 0.46
                                                ======    ======    ======    ======    ======

Diluted earnings per share                      $ 0.46    $ 0.50    $ 0.49    $ 0.42    $ 0.45
                                                ======    ======    ======    ======    ======

Book Value per share                            $16.90    $16.95    $16.63    $15.89    $16.40

Return on average equity                         10.96%    11.98%    12.01%    10.44%    11.08%
Return on average assets                          1.24%     1.33%     1.32%     1.16%     1.26%

Net interest spread                               3.52%     3.60%     3.60%     3.52%     3.65%
Net interest margin                               3.86%     3.93%     3.93%     3.84%     3.95%

Allowance for loan losses to total loans          1.32%     1.35%     1.33%     1.37%     1.41%
Net charge-offs to average loans (annualized)     0.04%     0.05%     0.07%     0.17%     0.16%
Nonperforming loans to total loans                0.03%     0.03%     0.03%     0.12%     0.03%
Nonperforming assets to total assets              0.02%     0.02%     0.02%     0.07%     0.03%


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